UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 30, 2007

THE CHEESECAKE FACTORY INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	0-20574 (Commission File Number)	51-0340466 (IRS Employer Identification No.)

26901 Malibu Hills Road
Calabasas Hills, California 91301
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(818) 871-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

ITEM 8.01  OTHER EVENTS

In a press release dated December 31, 2007, The Cheesecake Factory announced the opening of its 13th Grand Lux Cafe at The Shoppes at the Palazzo located in The Palazzo Resort-Hotel-Casino in Las Vegas, Nevada.  The retail bakery portion of the restaurant opened on December 30, 2007 in conjunction with the opening of The Palazzo casino.  The full restaurant is expected to open on January 5, 2008 in conjunction with the planned opening of The Palazzo hotel tower.  The restaurant contains approximately 17,300 square feet and 400 seats.

The full text of this press release is attached as Exhibit 99.1 to this report and is herein incorporated by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1

Press release dated December 31, 2007 entitled, “The Cheesecake Factory Opens Grand Lux Cafe in Las Vegas, Nevada; Company Meets Fiscal 2007 New Restaurant Opening Target”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 2, 2008	THE CHEESECAKE FACTORY INCORPORATED

		By:	/s/ MICHAEL J. DIXON
Michael J. Dixon Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated December 31, 2007 entitled, “The Cheesecake Factory Opens Grand Lux Cafe in Las Vegas, Nevada; Company Meets Fiscal 2007 New Restaurant Opening Target”